UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 17, 2014

eLayaway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54733	20-8235863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Mahan Dr., Suite 20 #121, Tallahassee, FL	32308
(Address of Principal Executive Offices)	(Zip Code)

(850) 583-5019

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 17, 2014, with an effective date of November 19, 2014, Sergio Pinon resigned as the chief executive officer, interim chief financial officer and as a director of the Company.  Mr. Pinon has decided to pursue other opportunities.  There were no disagreements between the Company and Mr. Pinon.

Item 9.01(d) Exhibits

Exhibit No. Description

None

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eLAYAWAY, INC.

Date: November 18, 2014	By:	/s/ Sergio Pinon
	Name:	Sergio Pinon
	Title:	Chief Executive Officer